EXHIBIT 10.17

MASTER AGREEMENT

This Master Agreement (this “Agreement”) is dated as of January 26, 2011 (“Effective Date”) by and among the National Institute for Strategic Technology Acquisition and Commercialization, a Kansas non-profit corporation (“NISTAC”), the Kansas State University Research Foundation, a Kansas non-profit corporation (“KSURF”) and ABAXIS, Inc., a California corporation (“ABAXIS”).  NISTAC, KSURF and ABAXIS are also each referred to as a “Party” or collectively as the “Parties.”

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth below, the Parties hereby agree as follows:

1.           TERM.  Unless the Parties mutually agree otherwise, this Agreement will commence on the Effective Date and automatically terminate on the day that is ten (10) full calendar years after the Royalty Initiation Date (the “Term”).  As used in this Agreement, “Royalty Initiation Date” means the first day of the calendar year after which ABAXIS first receives samples for veterinary diagnostic laboratory testing from a paying customer.  For example, if ABAXIS receives its first sample from a paying customer on September 1, 2011, the Royalty Initiation Date shall be January 1, 2012.

 2.          WARRANTS.  ABAXIS agrees to issue warrants, with the terms and in the form attached hereto as Exhibit A, pursuant to the following schedule: (a) warrants to acquire 10,000 shares of ABAXIS common stock to NISTAC contemporaneous with the execution of this Agreement and (b) warrants to acquire 20,000 shares of ABAXIS common stock to NISTAC on the date ABAXIS first receives samples from a paying customer for which the Veterinary Diagnostic Laboratory operated by Kansas State University (“VDL”) could have performed one or more of the veterinary diagnostic and laboratory testing and related services (the “Services”) as set forth in the Master Technical Testing Services Agreement, dated of even date herewith, by and among K-State Diagnostic and Analytical Services, Inc. (“KDAS”), Kansas State University (“K-State”) and ABAXIS (the “Master Technical Testing Services Agreement”).  Each warrant shall vest at a rate of 20% annually from its issuance date.  Each warrant shall have an exercise price of Three Dollars and 00/100 ($3.00) per share.  All warrants issued by ABAXIS pursuant to this Section 2 shall be held by NISTAC for the benefit of K-State.

 3.          ROYALTY PAYMENTS.

(a)           Computation of Royalty Payments.  Beginning on the Royalty Initiation Date, and in compensation for any and all rights granted in Section 6 below, KSURF shall be entitled to receive royalty payments (the “Royalty Payments”) from ABAXIS as follows:

 i.           For that portion of AVRL Net Sales (as defined below) generated by the Initial AVRL Site, the Royalty Payments shall be in an amount equal to (A) until the fifth anniversary of the Royalty Initiation Date, [*] of such AVRL Net Sales and (B) for the remainder of the Term of this Agreement, either (1) [*] of such AVRL Net Sales if the Master Technical Testing Services Agreement  is renewed after its initial five (5) year term, or (2) [*] of such AVRL Net Sales if the Master Technical Testing Services Agreement is not renewed after its initial five (5) year term.  Notwithstanding the foregoing, if the Master Technical Testing Services Agreement is terminated at any time upon one year notice pursuant to Section 6.2 of the Master Technical Testing Services Agreement, the Royalty Payment shall be [*] of such AVRL Net Sales after such notice period.  Notwithstanding subparagraphs 3(a)(ii) or (iii) below, any work or services done by the VDL shall be deemed to give rise to AVRL Net Sales generated by the Initial AVRL Site and shall result in Royalty Payments at the rates described in this subparagraph 3(a)(i).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

 ii.           For that portion of AVRL Net Sales generated by the Second AVRL Site, the Royalty Payments shall be in an amount equal to (A) until the fifth anniversary of the Royalty Initiation Date, [*] of such AVRL Net Sales and (B) for the remainder of the Term of this Agreement, either (1) [*] of such AVRL Net Sales if the Master Technical Testing Services Agreement  is renewed after its initial five (5) year term, or (2) [*] of such AVRL Net Sales if the Master Technical Testing Services Agreement is not renewed after its initial five (5) year term.  Notwithstanding the foregoing, if the Master Technical Testing Services Agreement is terminated at any time upon one year notice pursuant to Section 6.2 of the Master Technical Testing Services Agreement, the Royalty Payment shall be [*] of such AVRL Net Sales after such notice period.

iii.           For that portion of AVRL Net Sales generated by any Other AVRL Site, the Royalty Payments shall be in an amount equal to (A) until the fifth anniversary of the Royalty Initiation Date, [*] of such AVRL Net Sales and (B) for the remainder of the Term of this Agreement, either (1) [*] of such AVRL Net Sales if the Master Technical Testing Services Agreement  is renewed after its initial five (5) year term, or (2) [*] of such AVRL Net Sales if the Master Technical Testing Services Agreement is not renewed after its initial five (5) year term.  Notwithstanding the foregoing, if the Master Technical Testing Services Agreement is terminated at any time upon one year notice pursuant to Section 6.2 of the Master Technical Testing Services Agreement, the Royalty Payment shall be [*] of such AVRL Net Sales after such notice period.

iv.           “AVRL Net Sales” shall mean the revenue from sales of all products or services that are generated by the Initial AVRL Site, the Second AVRL Site, or any Other AVRL Site (as the case may be), as calculated in accordance with generally accepted accounting principles, consistently applied, and less the following deductions:

(1)           all uncollectible amounts or refunds or credits;

(2)           volume, quantity or other customary trade discounts, rebates, and allowances, to the extent actually allowed and taken by such third party and not otherwise recovered by or reimbursed to the selling party;

(3)           sales and excise taxes, or import and export duties, tariffs or taxes or other governmental charges, imposed on and actually paid by the selling party; and

(4)           transportation costs, including insurance and shipping, freight, and handling charges actually paid by ABAXIS.

 v.           “Initial AVRL Site” shall mean the Abaxis Veterinary Reference Laboratory established in the State of Kansas, or any successor entity or division (or entities or divisions) thereto that markets and sells veterinary diagnostic laboratory testing services, whether controlled by ABAXIS or any other entity, including subsequent Abaxis Veterinary Reference Laboratories established at other sites, but excluding the Second AVRL Site or any Other AVRL Site.  The Parties intend for the Initial AVRL Site to be largest and highest volume AVRL Site.

 vi.           “Second AVRL Site” shall mean the first Abaxis Veterinary Reference Laboratory that (a) is established after the establishment of the Initial AVRL Site; (b) is physically located outside the States of Kansas and Missouri; and (c) is established in response to a reasonable and good faith determination by Abaxis that the Initial AVRL Site is not able to provide certain veterinary diagnostic laboratory testing services to a particular geographic region in a manner that is consistent with quality, turn-around time, and other technical standards that are generally required to be competitive in the marketplace. Any successor entity or division (or entities or divisions) to the Second AVRL Site that markets and sells veterinary diagnostic laboratory testing services and that is focused on the particular geographic region as the original Second AVRL Site, whether controlled by ABAXIS or any other entity, shall also be deemed to be a Second AVRL Site.  Any determination of the type described in the first sentence of this sub-paragraph shall be communicated to NISTAC in writing, with a reasonably detailed explanation of the basis for such determination and the alternatives considered to permit the Initial AVRL Site to meet the standards necessary to be competitive in the marketplace.  In the event a Second AVRL Site is established, it shall not provide services or products outside of the identified particular geographic region.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

 vii.           “Other AVRL Site” shall mean any Abaxis Veterinary Reference Laboratory that (a) is established after the establishment of a Second AVRL Site and does not satisfy the definition of a Second AVRL Site (e.g., it is not a successor to the Second AVRL Site that serves the particular geographic region served by the original Second AVRL Site); (b) is physically located outside the States of Kansas and Missouri; and (c) is established in response to a reasonable and good faith determination by Abaxis that the Initial AVRL Site and the Second AVRL Site are not able to provide certain veterinary diagnostic laboratory testing services to a particular geographic region in a manner that is consistent with quality, turn-around time, and other technical standards that are generally required to be competitive in the marketplace.  Any successor entity or division (or entities or divisions) to an Other AVRL Site that markets and sells veterinary diagnostic laboratory testing services, whether controlled by ABAXIS or any other entity, shall also be deemed to be an Other AVRL Site.  Any determination of the type described in the first sentence of this sub-paragraph shall be communicated to NISTAC in writing, with a reasonably detailed explanation of the basis for such determination and the alternatives considered to permit the Initial AVRL Site and the Second AVRL Site to meet the standards necessary to be competitive in the marketplace.  In the event an Other AVRL Site is established, it shall not provide services or products outside of the identified particular geographic region.

(b)           Payment of Royalty Payments.  The Royalty Payments payable by ABAXIS hereunder shall be payable to KSURF within thirty (30) days after the close of each March 31 and September 30 during the Term.

(c)           Records and Inspection.  ABAXIS shall keep accurate books of account and records relating to sales during the Term that give rise to AVRL Net Sales.  On or before the dates specified in Section 3(b) above for payment of each bi-annual Royalty Payment, ABAXIS shall submit to KSURF a statement (a “Royalty Statement”) setting forth the AVRL Net Sales during the applicable period and the total amount of the Royalty Payment payable as a result thereof. Upon the request of KSURF, which shall be made by KSURF no later than forty-five (45) days following receipt of any Royalty Statement deliverable to KSURF under this Section 3(c), ABAXIS shall permit an independent third party accounting firm that is reasonably acceptable to ABAXIS, upon five (5) business days prior notice, to examine and inspect any books of account and records relating to sales during the Term that give rise to AVRL Net Sales, during normal business hours, subject to reasonable confidentiality undertakings.

(d)           Underpayment or Late Payment.  In the event of any underpayment of any Royalty Payment payable hereunder, ABAXIS shall immediately remit to KSURF the full amount of such underpayment together with interest on the amount of such underpayment from the date on which such payment was due at a rate per annum equal to five percent (5%) in excess of the Prime Rate then in effect on the date the payment was due (the “Interest Rate”). In the event of any failure by ABAXIS to make any Royalty Payments when and as due as provided in Section 3(b) hereof, any such late payments shall bear interest from the date on which such payment was due at the Interest Rate.  For purposes of this Section 3(d), the “Prime Rate” shall mean, for any given day, a rate per annum that is equal to the corporate base rate of interest as stated in The Wall Street Journal, changing when and as said corporate base rate changes.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

 (e)           Royalty Payment Dispute Procedure.  The Parties shall seek in good faith to reach agreement as to any dispute concerning Royalty Payments to be made hereunder.  If the Parties are unable to reach such agreement, then either ABAXIS or KSURF may deliver a written notice to the other (the “Dispute Notice”).  The Parties shall mutually agree upon an accounting firm (the “Accounting Firm”) to resolve the dispute within fifteen (15) days of delivery of the Dispute Notice (“Selection Period”).  In the event the Parties are unable to agree upon an accounting firm within the Selection Period, each Party shall select an accounting firm within five (5) days from the expiration of the Selection Period and those two accounting firms shall select a third accounting firm which has no prior relationship with any Party.  Such third accounting firm shall be the Accounting Firm for the purpose of this Agreement.  The Accounting Firm shall review any documents any Party hereto reasonably believes relevant to the dispute, and shall make a determination as to the resolution of any such dispute in accordance with the payment terms set forth in Section 3 of this Agreement.  The determination of the Accounting Firm shall be delivered in writing to the Parties as soon as practicable following selection of the Accounting Firm, but in no event more than forty-five (45) days thereafter, and shall be final, conclusive and binding upon the Parties hereto.  The Parties shall each pay one-half of the fees and expenses of the Accounting Firm.

4.           REPRESENTATIONS AND WARRANTIES.  Each Party represents and warrants to the other Party that: (i) the Party is duly organized, validly existing and in good standing under the laws of the State in which it was organized; (ii) the Party has the full corporate power and authority to execute, deliver and perform this Agreement; and (iii) the execution, delivery and performance of this Agreement have been duly authorized by the Party.

 5.           INDEMNITY; LIMITATION OF LIABILITY.  ABAXIS agrees to defend, indemnify and hold harmless NISTAC and KSURF, their affiliates, officers, managers, directors, employees, members and/or agents (“NISTAC and KSURF Indemnified Persons”) from any and all third party claims and suits, and all losses, damages, liabilities, costs and/or expenses incurred by the indemnitees in connection therewith (collectively, “Claims”) resulting from: ABAXIS’ actions and/or omissions in marketing or selling veterinary diagnostic laboratory testing services or performing such services at the Abaxis Veterinary Reference Laboratory or any successor entity or division thereto, except to the extent that any such Claims arise from the bad faith, gross negligence or willful misconduct, or the reckless disregard of duties or material breach by any NISTAC and KSURF Indemnified Persons.  EXCEPT FOR BREACH OF SECTION 7 OR THE INDEMNIFICATION PROVIDED IN THE PRECEDING SENTENCE, NO PARTY SHALL BE ENTITLED TO RECOVER FROM ANOTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT.

 6.           COMPANY NAME.  Without prior written approval from the University Licensing Office, ABAXIS shall not publish or use any advertising, sales material or publicity matter relating to the Services, or relating to any equipment, materials, products and reports furnished by NISTAC, the VDL, or K-State, wherein the names of NISTAC, the VDL, or K-State are mentioned.  ABAXIS shall submit any proposed use, at least thirty (30) days prior to use, to the University Licensing Office for approval.  Once a statement using the names or marks of NISTAC, the VDL, KDAS, KSVDL, KSUVDL, K-State VDL or K-State is approved by the University Licensing Office, ABAXIS shall be permitted to use such statement for the approved use for so long as it remains accurate and not misleading. Subject to the limitations above, KSURF expressly agrees that (a) ABAXIS may advertise or publicize the fact that the Abaxis Veterinary Reference Laboratory (or any successor entity or division (or entities or divisions) thereto that markets and sells veterinary diagnostic laboratory testing services) offers services in collaboration with the VDL, KDAS and K-State and (b) ABAXIS may refer to the VDL, KDAS and/or K-State by name in advertising or publicity as its collaborator or subcontractor with respect to the Services.  Nothing in this Section 6 shall be construed to permit ABAXIS any greater rights to the use of the names or marks of the VDL, KDAS or K-State and in particular the use of the names or marks of the VDL, KDAS or K-State for the purposes of providing an endorsement of a specific product or service.  The rights set forth in this Section 6 shall terminate immediately upon termination of this Agreement or upon termination of the Master Technical Testing Services Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.           CONFIDENTIAL INFORMATION. The Parties hereby acknowledge that NISTAC will receive confidential information of ABAXIS, the improper use or disclosure of which could have a material adverse effect upon ABAXIS.  NISTAC acknowledges and agrees that all information that relates to ABAXIS’ products, services, business and that is provided to or learned by NISTAC or to its representatives under this Agreement from time-to-time (“Confidential Information”) will be confidential, and NISTAC shall not disclose the Confidential Information to any person or entity and shall not use such Confidential Information for any purpose other than to carry out its rights and obligations under this Agreement.  Notwithstanding the foregoing, NISTAC may disclose Confidential Information on a need-to-know basis to its employees, consultants, accountants, attorneys and similar advisors bound by a duty of confidentiality no less stringent than this Section 7.  This Section 7 will not apply to information that is currently or becomes:  (i) required to be disclosed pursuant to a Legal Requirement (but only to the extent of the Legal Requirement and provided that NISTAC provides ABAXIS with prior notice of such requirement and cooperates with ABAXIS in obtaining a protective order or similar remedy preventing or limiting such disclosure); (ii) publicly known or available in the absence of any improper or unlawful action on the part of NISTAC; (iii) independently developed by NISTAC without use of or reference to the Confidential Information; or (iv) disclosed to NISTAC on a non-confidential basis by a third party having the right to make such disclosure.  “Legal Requirement” means any federal, state, local, municipal, foreign, international, or multinational constitution, law, regulation, ordinance, order, rule or treaty, or principal of common law, in each case binding on or affecting NISTAC.

8.           NOTICES.  Unless otherwise specified, all notices, consents, waivers and other communications under this Agreement shall be in writing and shall be deemed given to a Party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile with personal confirmation of transmission by the addressee; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses or facsimile numbers and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, or person as a Party may designate by notice to the other Parties):

If to NISTAC:	2005 Research Park Circle
Manhattan, KS 66502
Fax No.: (785) 532-39
Attention: President

If to ABAXIS:	3240 Whipple Road
Union City, CA  94598
EFax No.:  510-952-3093
Attention: Martin Mulroy, Corporate V.P.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

If to KSURF:	2005 Research Park Circle
Manhattan, KS  66502
Fax No.: (785) 532-3920
Attention: President

9.           WAIVER OF BREACH.  Failure to enforce any right or obligation by any Party with respect to any matter arising in connection with this Agreement will not constitute a waiver as to that matter or to any other matter.  No waiver of any provision of this Agreement will be valid or enforceable unless in writing and signed by the Party against whom enforcement of the waiver is sought.  The waiver of any provision of this Agreement at any time by any Party does not constitute a waiver of future compliance with such provision or a waiver of compliance with any other provision of this Agreement.

10.         SUCCESSORS BOUND; NO ASSIGNMENT.

(a)         Successors Bound.  This Agreement will benefit and bind the Parties and their respective successors and permitted assigns.

(b)         Assignment.  No Party may assign or transfer its rights or obligations under this Agreement, in fact or by operation of law, in part or in total, without the prior written consent of the other Parties.  Notwithstanding the foregoing, ABAXIS shall be permitted, without any requirement that it obtain the consent of NISTAC and KSURF, to assign both its rights and its obligations under this Agreement to any person or entity acquiring all or substantially all of the AVRL Business (as defined below), provided that such assignee expressly agrees to assume ABAXIS’ obligations under this Agreement, including the obligation to make the Royalty Payments.  Upon assignment of this Agreement as described in the foregoing sentence, ABAXIS shall (i) provide written notice to NISTAC and KSURF and (ii) remain fully liable for the performance of all terms of this Agreement to be performed by the assignee.  If ABAXIS does not assign its rights and its obligations under this Agreement to any person or entity acquiring all or substantially all of the AVRL Business, then ABAXIS shall (i) remain fully liable for the performance of all terms of this Agreement, including the Royalty Payments as described in Section 3 and (ii) provide KSURF access to such assignee’s books of account and records relating to sales that give rise to AVRL Net Sales.  The “AVRL Business” shall mean the entity or division that markets or sells veterinary diagnostic laboratory testing services or performs such services.

 11.         SECTION HEADINGS.  All section titles are provided for the purpose of reference and convenience and are not intended to affect the meaning of the content or scope of this Agreement.  This Agreement will be construed simply according to its fair meaning and not strictly for or against any Party.

 12.         GOVERNING LAW.  This Agreement and all disputes arising hereunder will be subject to, governed by, and construed in accordance with the laws of the State of Kansas (without regard to conflicts of laws provisions).

 13.         ENTIRE AGREEMENT.  This Agreement and the Master Technical Testing Services Agreement constitute the entire agreement between the Parties relating to the subject matter hereof and supersede any other prior understandings or agreements, written or oral, between the Parties concerning such subject matter.

 14.         AMENDMENTS.  This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered by the Parties.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

 15.         INCONSISTENCIES.  To the extent that this Agreement and the Master Technical Testing Services Agreement are inconsistent, this Agreement will control.

 16.         COUNTERPARTS.  This Agreement may be executed in two or more counterparts, each of which will be an original and all of which together will constitute one instrument.

 17.         SEVERABILITY.  In the event that any term or provision of this Agreement, or the application of any such term or provision to any Party or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to the Parties hereto or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representative as of the date first above written.

NATIONAL INSTITUTE FOR STRATEGIC TECHNOLOGY ACQUISITION AND COMMERCIALIZATION

By:	/s/ Kent Glasscock

Name	Kent Glasscock

Title :	President

KANSAS STATE UNIVERSITY RESEARCH FOUNDATION

By:	/s/ R.W. Trewyn

Name:	R.W. Trewyn

Title:	President

ABAXIS, INC.

By:	/s/ Martin Mulroy

Name:	Martin Mulroy

Title:	VP Sales and Marketing

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A to the Master Agreement

SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

No. 1	January 26, 2011

WARRANT TO PURCHASE COMMON STOCK
OF
ABAXIS, INC.

1.             Number of Shares Subject to Warrant.  FOR VALUE RECEIVED, subject to the terms and conditions herein set forth, Holder (as defined below) is entitled to purchase from ABAXIS, Inc., a California corporation (the “Company”), during the times specified in Section 6, at a price per share equal to the Warrant Price (as defined below), the Warrant Stock (as defined below) upon exercise of this Warrant pursuant to Section 6 hereof.

2.             Definitions.  As used in this Warrant, the following terms shall have the definitions ascribed to them below:

(a)           “Holder” shall mean the National Institute for Strategic Technology Acquisition and Commercialization.

(b)           “Securities” shall mean that 10,000 shares of the Common Stock of the Company, subject to adjustment provided in Section 8.

(c)           “Warrant Price” shall be Three Dollars ($3.00) per share, subject to adjustment as provided in Section 8.

(d)           “Warrant Stock” shall mean the Securities purchasable upon exercise of this Warrant or issuable upon conversion of this Warrant.

(e)           “Market Price” of a share of Common Stock means:

i.           the average of the daily closing sales prices of the Common Stock on an exchange (as defined in Section 3(a)(1) of the Securities Exchange Act of 1934) on which the Common Stock may at the time be listed, or, if there shall have been no sales on any such exchange on any day, the average of the reported bid and asked prices on all such exchanges at the end of such day, in each case over the twenty trading days immediately before the date of determination of Market Price, or

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ii.           if the Common Stock is not listed on any national securities exchange, the Market Price shall be deemed to be the fair value thereof calculated as follows:

(A)           the Company’s Board of Directors shall initially determine in good faith within 7 days the Market Price on the date of delivery of the applicable notice or request and provide such determination in writing to the Holder;

(B)           the Holder shall have seven business days from the receipt of such written determination to accept or object to the Market Price as determined by the Company’s Board of Directors.  If the Holder objects, the Market Price shall be determined by an appraiser who shall be an independent internationally recognized investment banking firm jointly chosen by the Holder and the Company within five business days of the Company’s receipt of the Holder’s objection.  If the Holder and the Company fail to jointly appoint a sole appraiser within the specified time, the Market Price shall be the value agreed upon by an appraiser chosen at random by a mutually agreed upon party from a group composed of three Company nominated appraisers and three Holder nominated appraisers.  If the chosen appraiser declines to provide an appraisal, the process shall be repeated from the group of remaining nominated appraisers.  The compensation, costs, fees and expenses relating to the appraisers and the related procedures for choosing an appraiser shall be borne equally by the Holder and the Company.

(f)           “SEC” means the Securities and Exchange Commission.

3.             Fractional Shares.  No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share.  If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the Market Price.

4.             No Shareholder Rights.  This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

5.             Reservation of Stock.  The Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant.  Issuance of this Warrant shall constitute full authority to the Company’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

6.             Exercise of Warrant.  This Warrant may, subject to the vesting schedule set forth in Section 11 below, be exercised by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement substantially in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as Holder of such shares of record as of the close of business on such date.  As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise.  If the Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of the Warrant upon such exercise, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.           Conversion.  In lieu of exercising this Warrant or any portion hereof, the Holder hereof shall have the right, subject to the vesting schedule set forth in Section 11 below, to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 2 and 3, specifying the portion of the Warrant to be converted, and accompanied by this Warrant.  The number of shares of Warrant Stock to be issued to Holder upon such conversion shall be computed using the following formula:

X = (P) (Y) (A-B) / A

X =	the number of shares of Securities to be issued to the Holder for the portion of the Warrant being converted.

P =	the portion of the Warrant being converted expressed as a decimal fraction.

Y =	the total number of shares of Securities issuable upon exercise of the Warrant in full.

A =	the Market Price.

B =	the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled.  This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as Holder of such shares of record as of the close of business on such date.  As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion.  If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.             Adjustment of Exercise Price and Number of Shares.  The number of shares issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price therefor are subject to adjustment upon the occurrence of the following events:

(a)           Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc.  The Warrant Price and the number of shares issuable upon exercise of this Warrant shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event altering the number of outstanding shares of the Company’s capital stock.

(b)           Adjustment for Other Dividends and Distributions.  In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the shares payable in securities of the Company then, and in each such case, the Holder, on exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Warrant Stock (or such other stock or securities) issuable on such exercise prior to such date, the securities of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

9.             Adjustment for Capital Reorganization, Consolidation, Merger.  If any capital reorganization of the capital stock of the Company, or any consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of the Company’s assets to another corporation shall be effected in such a way that holders of the Company’s capital stock will be entitled to receive stock, securities or assets with respect to or in exchange for the Company’s capital stock, and in each such case the Holder, upon the exercise of this Warrant, at any time after the consummation of such capital reorganization, consolidation, merger, or sale, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior to the consummation of such capital reorganization, consolidation, merger, or sale; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

10.           Transfer of Warrant.  This Warrant may not be transferred or assigned by the Holder hereof in whole or in part.

11.           Vesting and Termination.  The Holder shall not have the right to exercise, pursuant to Section 6 above, or convert, pursuant to Section 7 above, any portion of this Warrant that has not vested.  The right to exercise or convert the Warrant Stock shall vest as to 20% of the Warrant and the underlying Warrant Stock on the date of this Warrant and on each of the first four anniversaries of the date of this Warrant.  There shall be no condition or contingency to the vesting of this Warrant other than such passage of time.  This Warrant shall terminate on the fifth anniversary of the date of this Warrant and no longer be exercisable at 5:00 p.m. California time, on January 26, 2016.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.           Miscellaneous.  This Warrant shall be governed by the laws of the State of California, as such laws are applied to contracts to be entered into and performed entirely in California by California residents.  The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof.  Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant.  All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

13.           Investment Representations.  The Holder hereby represents to the Company as follows:

(a)           The Holder is an “accredited investor,” as such term is defined under the Act.

(b)           This Warrant is being acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.  The Holder further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any portion of this the Warrant.

(c)           The Holder understands that the Warrant has not been registered under the Act, and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the Holder’s representations set forth herein.

(d)           The Holder acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in connection with the issuance of the Warrant, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment.  The Holder represents that it has had the opportunity to ask questions of the Company concerning the Company’s business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company’s disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

(e)           The Holder acknowledges that the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available.  The Holder is aware of the provisions of Rule 144 promulgated under the Act, which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold, the sale being through a “broker’s transaction” or in transactions directly with a “market makers” (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ABAXIS, INC.

By:	/s/ Clinton H. Severson
Name : Clinton H. Severson
Title : President and CEO

Accepted and Agreed:

NATIONAL INSTITUTE FOR
STRATEGIC TECHNOLOGY
ACQUISITION AND COMMERCIALIZATION

By:	/s/ Kent Glasscock
Name :	Kent Glasscock
Title :	President

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Attachment 1
NOTICE OF EXERCISE

TO:          ABAXIS, INC.

The undersigned hereby elects to purchase ________________ shares of the Warrant Stock of Abaxis, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Date)	(Name)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Attachment 2

INVESTMENT REPRESENTATION STATEMENT

Shares of the Securities

(as defined in the attached Warrant) of

ABAXIS, INC.

In connection with the purchase of the above-listed securities, the undersigned hereby represents to Abaxis, Inc. (the “Company”) as follows:

(a)       The undersigned is an “accredited investor,” as such term is defined under the Act.

(b)       The securities to be received upon the exercise of the Warrant (the “Securities”) will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof except as permitted under applicable securities laws, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same except as permitted under applicable securities laws, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.  By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant except as permitted under applicable securities laws.

(c)       The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Act, and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the undersigned’s representations set forth herein.

(d)       The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company’s counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(e)       The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment.  The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company’s business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company’s disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

(f)       The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available.  The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold, the sale being through a “broker’s transaction” or in transactions directly with a “market makers” (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

Dated:

(Name)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Attachment 3

NOTICE OF CONVERSION

TO:          ABAXIS, INC.

The undersigned hereby elects to acquire ________________ shares of the Securities of Abaxis, Inc., pursuant to the terms of the attached Warrant, by conversion of _____________ percent (________%) of the Warrant.

Please issue a certificate or certificates representing said shares of Securities in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Date)

(Name)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.